UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 4, 2012

Metropolitan Health Networks, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida
(State or Other Jurisdiction of Incorporation)

001-32361	65-0635748
(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(305) 805-8500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 6, 2012, Metropolitan Health Networks, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2011.  A copy of that press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 17, 2012, upon the recommendation of the Compensation Committee, the Board of Directors increased the equity award amounts to be paid to certain of the Company’s senior executives in 2012, expressed as a percentage of their respective base salaries (the “Equity Percentage”), under the Company’s long-term incentive award program (the “LTI Program”).  Under the LTI Program, the Company grants varying amounts of stock options and restricted shares of  Common Stock (the “Equity Awards”) to executives and employees of the Company based on their respective Equity Percentages.

In March 2012, management recommended to the Compensation Committee the Equity Percentages to be approved for the Company’s non-executive employees for 2012 under the LTI Program (the “Management Recommendation”).  The Management Recommendation provided for awards to be granted to more employees (namely Continucare employees) than was contemplated in January 2012, before the Company’s financial results for 2011 were known.  In an effort to reward and continue to incentivize the Company’s employees without increasing the size of the equity incentive pool for 2012, each of the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer offered to defer until 2013 a portion of the increase to his Equity Percentage approved in January 2012 (the “Executive Equity Percentage Revision”).  On March 4, 2012, upon the recommendation of the Compensation Committee, the Board of Directors approved the Management Recommendation, including the offered Executive Equity Percentage Revision.

The following table sets forth the Equity Percentages originally approved for each of the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer on January 17, 2012, as well as the revised Equity Percentages approved for such executives on March 4, 2012 as described above.

Name and Title	Original Equity Percentage	Revised Equity Percentage
Michael Earley Chairman and Chief Executive Officer	150%	125%
Jose Guethon, M.D. President and Chief Operating Officer	100%	90%
Robert J. Sabo Chief Financial Officer	100%	90%

The 2012 Equity Awards were granted to the Company’s executives and employees on March 4, 2012.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Metropolitan Health Networks, Inc. on March 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

		By:	/s/ Roberto L. Palenzuela
Name: Roberto L. Palenzuela
Title: General Counsel

Dated:	March 8, 2012

EXHIBIT INDEX

Exhibit 99.1	Press Release issued by Metropolitan Health Networks, Inc. on March 6, 2012.